BLACKROCK FUNDSSM

iShares Developed Real Estate Index Fund

(the “Fund”)

Supplement dated February 24, 2023 to the Statement of Additional Information (“SAI”) of the Fund, dated May 31, 2022

Effective February 8, 2023, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Paul Whitehead, Suzanne Henige, CFA, and Jennifer Hsui, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. On or about April 14, 2023, Suzanne Henige will no longer serve as a portfolio manager of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of January 31, 2022.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Suzanne Henige, CFA*	197 $1.45 Trillion	10 $48.06 Billion	0 $0	0 $0	0 $0	0 $0
Jennifer Hsui, CFA	329 $2.01 Trillion	58 $83.14 Billion	44 $40.41 Billion	0 $0	0 $0	0 $0
Paul Whitehead	253 $1.79 Trillion	0 $0	0 $0	0 $0	0 $0	0 $0

*	On or about April 14, 2023, Suzanne Henige will no longer serve as a portfolio manager of the Fund.

The last sentence of the sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The performance of Mr. Whitehead and Mses. Henige and Hsui is not measured against a specific benchmark.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of January 31, 2022:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Paul Whitehead	None
Suzanne Henige, CFA*	None
Jennifer Hsui, CFA	None

*	On or about April 14, 2023, Suzanne Henige will no longer serve as a portfolio manager of the Fund.

Shareholders should retain this Supplement for future reference.

SAI-REI-0223SUP

2